Note 12 - Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
12.	Income Taxes

No provision for income taxes has been recorded due to the net operating losses incurred from inception to date, for which no benefit has been recorded.

A reconciliation of the U.S. statutory income tax rate to the Company’s effective tax rate is as follows:

	Year Ended
	December 31,
	2014	2013
Income tax provision (benefit) at statutory rate	(34)%	(34)%
State income taxes, net of federal benefit	(6)%	(6)%
Merger transaction costs	6%	-
Change in valuation allowance	37%	39%
Other	(3)%	1%
Effective tax rate	0%	0%

The components of the Company’s net deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2014	2013
Deferred tax assets:
Net operating loss carryforwards	$5,770	$4,203
Capitalized start up costs	7,751	7,156
Research and development credits	189	162
Accruals and reserves	169	99
Total deferred tax assets	13,879	11,620
Deferred tax liabilities:
Depreciation and amortization	(13)	(11)
Valuation allowance	(13,866)	(11,609)
Net deferred tax assets	$-	$-

The Company has recorded a full valuation allowance for its deferred tax assets based on it past losses and the uncertainty regarding the ability to project future taxable income. The valuation allowance increased by approximately $2,257,000 and $1,642,000 during the years ended December 31, 2014 and 2013, respectively.

As of December 31, 2014, the Company has net operating loss carryforwards for federal and state income tax purposes of approximately $14,487,000 and $14,475,000 respectively, which expire beginning in the year 2017.

The Company also has federal and California research and development tax credits of approximately $165,000 and $159,000 respectively. The federal research credits will begin to expire in 2027 and the California research and development credits have no expiration date.

The above net operating losses and research and development credits are subject to Sections 382 and 383 of the Internal Revenue Code. In the event of a change in ownership as defined by these code sections, the usage of the above mentioned net operating losses and research and development credits may be limited.

As of December 31, 2014, the Company had not accrued any interest or penalties related to uncertain tax positions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Year Ended
	December 31,
	2014	2013
Balance as of the beginning of the year	$83	$83
Additions based upon tax positions related to the current year	14	-
Balance as of the end of the year	$97	$83

If the ending balance of $97,000 of unrecognized tax benefits as of December 31, 2014 were recognized, none of the recognition would affect the income tax rate. The Company does not anticipate any material change in its unrecognized tax benefits over the next twelve months. The unrecognized tax benefits may change during the next year for items that arise in the ordinary course of business.

The Company files U.S. federal and state income tax returns with varying statutes of limitations. All tax years since inception remain open to examination due to the carryover of unused net operating losses and tax credits.